UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2024

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Autonomix Medical, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-41940	47-1607810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Waterway Avenue, Suite 300

The Woodlands, TX 77380

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 588-6150

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	AMIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 3.02.         Unregistered Sales of Equity Securities

The information contained below in Item 8.01 related to the Warrants and the shares of common stock issuable thereunder is hereby incorporated by reference into this Item 3.02.

Item 7.01.          Regulation FD Disclosure

On January 30, 2024, Autonomix Medical, Inc. (the "Company") issued a press release announcing the Company has completed an $8,000,000 transaction for exclusive worldwide rights to technology for Cardiology Field Use. On this day, the Company’s Chief Executive Officer, Lori Bisson, also participated in a “Virtual Investor What This Means Segment.” The call can be viewed via the following link: https://www.virtualinvestorco.com/wtm-amix-worldwide-rights. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.          Other Events

On January 26, 2024, the Company completed its initial public offering (“IPO”) and sold 2,234,222 shares of its common stock at a price to the public of $5.00 per share, resulting in aggregate gross proceeds of $11,171,110, before deducting selling agent commissions and other related expenses. A copy of the press release announcing the closing of the Company’s IPO is attached as Exhibit 99.2 and is incorporated herein by reference.

On July 7, 2023, the Company entered into a termination agreement with respect to a license agreement in exchange for the issuance, upon the closing of IPO, of a warrant to purchase 1,600,000 shares of Company common stock at an exercise price of $0.001 per share (the “Warrant”). On January 29, 2024, the Company issued the Warrant pursuant to the termination agreement. The shares underlying the Warrant are subject to a lockup agreement for a period of six months after the closing of the IPO with respect to 12.5% of the shares issued and twelve months after the closing of the IPO for the remainder of the shares. In connection with the termination agreement, the Company agreed to register the resale of the shares of common stock underlying the Warrant within 90 days after the closing of the IPO. The Warrants and the shares issuable upon exercise of the Warrants are being sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering , and in reliance on similar exemptions under applicable state laws.

Item 9.01.          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release of Autonomix Medical, Inc. dated January 30, 2024.
99.2	Press Release of Autonomix Medical, Inc. dated January 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONOMIX MEDICAL, INC.

By:	/s/ Trent Smith
Trent Smith
Chief Financial Officer

Dated: January 31, 2024

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